                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217


EQ ADVISORS TRUST(SM)

PROSPECTUS DATED MAY 1, 2000

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This Prospectus describes five (5) Portfolios offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


                               DOMESTIC PORTFOLIOS
                               -------------------

                           EQ/Alliance Premier Growth
                          MFS Emerging Growth Companies
                           T. Rowe Price Equity Income
                       Warburg Pincus Small Company Value

                          INTERNATIONAL STOCK PORTFOLIO
                          -----------------------------
                          BT International Equity Index


-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 19

OVERVIEW

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 EQ ADVISORS TRUST

 This Prospectus tells you about five (5) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to the Equitable Plan. The Prospectus is designed to help you make informed decisions about the Portfolios that are available to the Equitable Plan.

 Equitable currently serves as the Manager of the Trust. In such capacity, Equitable currently has overall responsibility for the general management and administration of the Trust.

 Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

TABLE OF CONTENTS

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 1
 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                              4
 ------------------------------------------------

 ------------------------------------------------
  ABOUT THE INVESTMENT PORTFOLIOS               8
 ------------------------------------------------
     DOMESTIC PORTFOLIOS                       10
       EQ/Alliance Premier Growth              10
       MFS Emerging Growth Companies           12
       T. Rowe Price Equity Income             14
       Warburg Pincus Small Company Value      17
    INTERNATIONAL STOCK PORTFOLIO              20
       BT International Equity Index           20

 ------------------------------------------------
 3
 MORE INFORMATION ON PRINCIPAL RISKS           23
 ------------------------------------------------

 ------------------------------------------------
 4
 MANAGEMENT OF THE TRUST                       28
 ------------------------------------------------
    The Trust                                  28
    The Manager                                28
    Expense Limitation Agreement               30
    The Advisers                               30
    The Administrator                          31
    The Transfer Agent                         31
    Brokerage Practices                        31
    Brokerage Transactions with Affiliates     31

 ------------------------------------------------
 5
 FUND DISTRIBUTION ARRANGEMENTS                33
 ------------------------------------------------

 ------------------------------------------------
 6
 PURCHASE AND REDEMPTION                       34
 ------------------------------------------------

 ------------------------------------------------
 7
 HOW ASSETS ARE VALUED                         35
 ------------------------------------------------

 ------------------------------------------------
 8
 TAX INFORMATION                               36
 ------------------------------------------------

 ------------------------------------------------
 9
 FINANCIAL HIGHLIGHTS                          37
 ------------------------------------------------

 ------------------------------------------------
 10
 PRIOR PERFORMANCE OF EACH ADVISER             42
 ------------------------------------------------

1
SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST


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The following chart highlights the five (5) Portfolios described in this
Prospectus that you can choose as investment alternatives to the Equitable Plan. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 23.



EQ ADVISORS TRUST DOMESTIC PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                              INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH             Seeks long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully
                                       selected, high quality United States companies that are
                                       judged, by the Adviser, likely to achieve superior earnings growth
------------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES          Seeks to provide long-term capital growth
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME            Seeks to provide substantial dividend income and also
                                       capital appreciation by investing primarily in
                                       dividend-paying common stocks of established companies
------------------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE     Seeks long-term capital appreciation
------------------------------------------------------------------------------------------------------------------------------------




EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO                        INVESTMENT OBJECTIVE(S)
------------------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX     Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE
                                  Index
-----------------------------------------------------------------------------------------------------------------------------------

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

PRINCIPAL INVESTMENT STRATEGIES                                  PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, high-quality     General investment, focused portfolio, growth investing,
companies that are likely to offer superior earnings growth      convertible securities, derivatives, and foreign securities risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the          General investment, small-cap and mid-cap company,
potential to become major enterprises or that are major          foreign securities, portfolio turnover, and growth investing
enterprises whose rates of earnings growth are expected to       risks
accelerate
------------------------------------------------------------------------------------------------------------------------------------
Dividend-paying common stocks of established companies           General investment, value investing, foreign securities, and fixed income risks
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. small cap companies                    General investment, small-cap and mid-cap company,
                                                                 portfolio turnover, foreign securities, fixed income, and
                                                                 value investing risks
------------------------------------------------------------------------------------------------------------------------------------



PRINCIPAL INVESTMENT STRATEGIES                           PRINCIPAL RISKS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Equity securities of companies in the MSCI EAFE Index     General investment, index-fund, foreign securities, liquidity, and derivatives risks
------------------------------------------------------------------------------------------------------------------------------------

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SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Maximum initial sales charge imposed on purchases        None
Maximum sales charge imposed on reinvested dividends     None
Maximum contingent deferred sales charge ("CDSC")        None
Exchange fee                                             None

ANNUAL OPERATING EXPENSES AFTER FEE WAIVERS OR ASSUMPTION OF EXPENSES*

The table below shows the annual management fees and other expenses for each of the Portfolios based upon amounts paid by the Portfolios during the year ended December 31, 1999. Other expenses for each of the Portfolios may fluctuate from year to year. The management fees and other expenses are expressed in the table below as an annual percentage of each Portfolio's daily average net assets:



                                                     T. ROWE        MFS
                                    EQ/ALLIANCE      PRICE          EMERGING      WARBURG PINCUS      BT
                                    PREMIER          EQUITY         GROWTH        SMALL COMPANY       INTERNATIONAL
                                    GROWTH           INCOME         COMPANIES     VALUE               EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                       0.90%            0.60%          0.65%         0.75%               0.35%
------------------------------------------------------------------------------------------------------------------------------------
12b-1 Fees                            None             None           None          None                None
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                        0.23%            0.21%          0.17%         0.24%               0.49%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses*                             1.13%            0.81%          0.82%         0.99%               0.84%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement                        (0.23)%          (0.11)%        (0.07)%       (0.14)%             (0.09)%
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses*                         0.90%            0.70%          0.75%         0.85%               0.75%
------------------------------------------------------------------------------------------------------------------------------------

* The expense information has been restated to reflect the current fees and expenses of each Portfolio.

** The Trust's Manager has entered into an Expense Limitation Agreement with the
   Trust with respect to each Portfolio. Pursuant to that agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than certain expenses described in the agreement) are limited as specified in the table above. See "Management of the Trust" - "Expense Limitation Agreement" for more detailed information.

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The following Examples are to help you compare the cost of investing in the
Portfolios with the cost of investing in other funds. They assume that you invest $10,000 in each Portfolio for the time periods indicated and then you redeem all of your shares at the end of those periods. The Examples also assume that (i) your investment has a 5% return each year, (ii) the Portfolio's operating expenses stay the same, and (iii) all dividends and distributions are reinvested. Your actual costs may be higher or lower.


PORTFOLIO                               1 YEAR       3 YEARS        5 YEARS         10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth              $ 91.85      $ 286.99      $ 498.46       $ 1,107.83
BT International Equity Index           $ 76.59      $ 239.69      $ 416.53       $   930.32
MFS Emerging Growth Companies           $ 76.59      $ 239.69      $ 416.93       $   930.32
T. Rowe Price Equity Income             $ 71.51      $ 223.87      $ 389.62       $   870.54
Warburg Pincus Small Company Value      $ 86.76      $ 271.24      $ 471.35       $ 1,048.97
------------------------------------------------------------------------------------------------------------------------------------

2
About the investment portfolios

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 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

 Please note that:

 o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

 o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


 GENERAL INVESTMENT RISKS

 Each of the Portfolios is subject to the following risks:

 ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

 MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

 SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

 THE BENCHMARKS

 The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not representative of the actual return you would receive under your Contract.

 Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

 THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

 THE RUSSELL 2000 INDEX ("Russell 2000") is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company.

 THE RUSSELL 2000 VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.



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 THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an
 unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

DOMESTIC PORTFOLIOS

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 EQ/ALLIANCE PREMIER GROWTH
 PORTFOLIO

 INVESTMENT OBJECTIVE: To achieve long-term growth of capital by primarily investing in equity securities of a limited number of large, carefully selected, high-quality United States companies that are judged, by the Adviser, likely to achieve superior earnings growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 85% of its total assets) in equity securities of United States companies. The Portfolio is diversified for purposes of the 1940 Act, however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

 Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

 The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

 The Portfolio may invest up to 20% of its net assets in convertible securities and 15% of its total assets in securities of foreign issuers.

 The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 FOCUSED PORTFOLIO RISK: The Portfolio invests in the securities of a limited number of companies. Consequently, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities markets.

 CONVERTIBLE SECURITIES RISK: Convertible securities enable the Portfolio to benefit from increases in the market price of the underlying common stock and provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates both in

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 relation to changes in interest rates and changes in the value of the underlying common stock.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO PERFORMANCE

 The inception date for this Portfolio is April 30, 1999. Therefore, no prior performance is available.

 WHO MANAGES THE PORTFOLIO

 ALLIANCE CAPITAL MANAGEMENT L.P.: ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance's sole general partner is Alliance Capital Management Corporation, which is an indirect wholly-owned subsidiary of Equitable, one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated. Therefore, the Manager and Alliance are affiliates of each other. Alliance, a Delaware limited partnership, is a leading international investment manager.

 ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance since 1978.

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 MFS EMERGING GROWTH COMPANIES PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

 THE INVESTMENT STRATEGY

 The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies that the Adviser believes are either:

 o early in their life cycle but have the potential to become major enterprises; or

 o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

 The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

 In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

 When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 GROWTH INVESTING RISK: As noted above, this Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In


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 addition, the value of foreign investments can be adversely affected by:
 unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate was over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. The inception date for the Portfolio is May 1, 1997.


 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

 [GRAPHIC OMITTED]

    Year          Percentage
 ---------------------------------
    1998            34.57%
    1999            74.43%
 ---------------------------------

 Best quarter:                       Worst quarter:
 53.47% (1999 4th Quarter)           0.72% (1999 3rd Quarter)

 AVERAGE ANNUAL TOTAL RETURNS
 -------------------------------------------------------------
                                                    SINCE
                                   ONE YEAR       INCEPTION
 -------------------------------------------------------------
 MFS Emerging Growth Companies
 Portfolio                           74.43%          97.31%**
 -------------------------------------------------------------
 Russell 2000 Index*                 21.26%          26.37%
 -------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."

** Investment operations commenced with respect to Class IA shares on November 24, 1998

 WHO MANAGES THE PORTFOLIO

 MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

 The Portfolio Managers are TONI Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager for the Portfolio since 1995, and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the Portfolio.

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 T. ROWE PRICE EQUITY INCOME PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily (at least 65%) in dividend-paying common stocks of well established companies paying above-average dividends.

 The Adviser bases its investment decisions on three premises: (1) over time, dividend income can account for a significant portion of the Portfolio's return; (2) dividends are a more stable and predictable source of return; and
 (3) prices of stocks that pay a high current income tend to be less volatile than those paying below average dividends.

 The Adviser uses a "value" approach in choosing securities. The Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. It looks for common stocks of companies that have:

 o established operating histories;

 o above-average dividend yields relative to the S&P 500;

 o low price to earnings ratios relative to the S&P 500;

 o sound balance sheets and other positive financial characteristics; and

 o low stock price relative to the company's asset value, cash flow or business franchises.

   Equity income investing involves finding common stocks that pay dividend income. As an example, utility company stocks often provide dividend income while a shareholder waits for the stock price to move. Dividends can help reduce the Portfolio's volatility during turbulent markets and help offset losses when stock prices are falling.

 The Portfolio may invest up to 25% of its total assets in foreign securities. These securities include non-dollar-denominated securities traded outside the United States and dollar-denominated securities of foreign issuers traded in the U.S. such as American Depositary Receipts. The Portfolio may also purchase preferred stocks, convertible securities, warrants, futures, options, U.S. Government securities, high-quality money market securities, as well as investment grade debt securities and high yielding debt securities ("junk bonds").

 When market or financial conditions warrant, the Portfolio may invest without limitation in high quality money market securities, and United States Government debt securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend. Other principal risks include:


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 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. The risk that an issuer or guarantor of a fixed income security or counterparty to the Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for this Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses,which would reduce the perfomance results. The inception date for the Portfolio is May 1, 1997.

 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

 [GRAPHIC OMITTED]

      Year        Percentage
 ---------------------------------
      1998           9.11%
      1999           3.80%
 ---------------------------------

 Best quarter:                       Worst quarter:
 13.28% (1999 2nd Quarter)           (8.48)% (1999 3rd Quarter)

 AVERAGE ANNUAL TOTAL RETURNS
 --------------------------------------------------------------------
                                                            SINCE
                                            ONE YEAR       INCEPTION
 --------------------------------------------------------------------
 T. Rowe Price Equity Income Portfolio         3.80%          3.29%**
 --------------------------------------------------------------------
 S&P 500 Index*                               21.03%         25.68%
 --------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."

** Investment operations commenced with respect to Class IA shares on November 24, 1998

----------
   16
--------------------------------------------------------------------------------

 WHO MANAGES THE PORTFOLIO

 T. ROWE PRICE ASSOCIATES, INC. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202. T. Rowe Price has been the Adviser to the Portfolio since the Portfolio commenced operations. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited partnerships and other mutual funds.

 Investment decisions with respect to the Portfolio are made by an Investment Advisory Committee. BRIAN C. ROGERS has been the Committee Chairman since the inception of the Portfolio and has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

----------
  17
--------------------------------------------------------------------------------

 WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of U.S. small-cap companies with above-average growth potential that the Adviser believes to be undervalued. Typically, such investments may include common stocks, preferred stocks, convertible securities, warrants and rights of small-cap companies. Once 65% of the Portfolio's assets are invested in small-cap companies, the Portfolio may also invest in companies with a market capitalization of any size.


   For purposes of this Portfolio, small-cap companies are companies having market capitalizations within the range of capitalizations of companies represented in the Russell 2000 Index.

 In determining whether a company's stock is undervalued, the Adviser considers all relevant factors which may include a company's:

     o price/earnings ratio;

     o price to book value ratio;

     o price to cash flow ratio; and

     o debt to capital ratio.

 The Portfolio will invest primarily (at least 65% of its net assets) in the securities of U.S. companies traded in the U.S. securities markets. The Portfolio may invest to a lesser extent in foreign securities, investment grade debt securities and high quality domestic and foreign short-term (one year or less) and medium-term money-market securities.

 When market or financial conditions warrant, the Portfolio may invest without limitation in investment grade debt obligations and in domestic and foreign obligations, including repurchase agreements for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 VALUE INVESTING RISK: As noted above, the Portfolio uses a value-oriented approach to stock selection. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

 SMALL-CAP AND MID-CAP COMPANY RISK: The Portfolio's investments in small-cap and mid-cap companies may be subject to more abrupt or erratic movements in price than are those of larger, more established companies because: the securities of such companies are less well-known and may trade less frequently and in lower volume; such companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects; and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

 PORTFOLIO TURNOVER RISK: The Portfolio's turnover rate has been over 100% per year. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs that could be passed through to shareholders.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In

----------
   18
--------------------------------------------------------------------------------

 addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

 FIXED INCOME RISK: To the extent that a substantial amount of the Portfolio's assets are invested in fixed income securities, that portion of the Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of the Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. In addition, to the extent that the Portfolio invests in investment grade securities, which are rated BBB by S&P or an equivalent rating by any other NRSRO, it will be exposed to greater risk than higher-rated obligations because BBB rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total return for 1998 and 1999, the Portfolio's first two years of operations, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad-based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results. The inception date for the Portfolio is May 1, 1997.

 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

 [GRAPHIC OMITTED]

     Year           Percentage
 ----------------------------------
     1998             (10.02)%
     1999               1.97%
 ----------------------------------

 Best quarter:                       Worst quarter:
 13.42% (1999 2nd Quarter)           (10.75)% (1999 1st Quarter)

 AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------
                                                          SINCE
                                          ONE YEAR       INCEPTION
--------------------------------------------------------------------
 Warburg Pincus Small Company Value
 Portfolio                                 2.07 %          4.25 %**
--------------------------------------------------------------------
 Russell 2000 Value Index*, ***           (1.49)%          1.47%
--------------------------------------------------------------------
 Russell 2000 Index*                      21.26 %         26.37 %
--------------------------------------------------------------------

  * For more information on this index, see the preceding section "The Benchmarks."

 ** Investment operations commenced with respect to Class IA shares on November 24, 1998.

*** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

 WHO MANAGES THE PORTFOLIO

 CREDIT SUISSE ASSET MANAGEMENT, LLC. ("CSAM"), 466 Lexington Avenue, New York, New York 10017-3147. CSAM is the successor to Warburg Pincus Asset Management, Inc., which served as the Adviser to the Portfolio since it commenced operations. CSAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. CSAM is indirectly controlled by

----------
  19
--------------------------------------------------------------------------------

 Credit Suisse Group. CSAM manages over $60 billion in assets in the U.S., and together with its global affiliates, over $168 billion worldwide.

 KYLE F. FREY is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since the Portfolio commenced operations. Mr. Frey is a managing director of CSAM and has been with CSAM or its predecessor since 1989.

INTERNATIONAL STOCK PORTFOLIO

----------
   20
--------------------------------------------------------------------------------

 BT INTERNATIONAL EQUITY INDEX
 PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the MSCI EAFE Index.

 THE INVESTMENT STRATEGY

 The Portfolio invests primarily in equity securities of companies included in the MSCI EAFE Index. The Portfolio is constructed to have aggregate investment characteristics similar to those of the MSCI EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the MSCI EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which securities should be purchased or sold in order to replicate the MSCI EAFE index.


   For more information on the MSCI EAFE Index see the preceding section "The Benchmarks." The MSCI EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the MSCI EAFE Index or any data included therein.

 Over time, the correlation between the performance of the Portfolio and the MSCI EAFE Index is expected to be 95% or higher before deduction of Portfolio expenses. The Portfolio's ability to track the MSCI EAFE Index may be affected by, among others, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the MSCI EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the MSCI EAFE Index, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

 The Portfolio may invest to a lesser extent in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the MSCI EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the MSCI EAFE Index while retaining a cash balance for Portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or MSCI EAFE Index. These instruments are considered to be derivatives.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Other principal risks include:


 INDEX FUND RISK: The Portfolio is not actively managed and invests in securities included in the index regardless of their investment merit. Therefore, the Portfolio cannot modify its investment strategies to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index.

 FOREIGN SECURITIES RISK: The Portfolio's investments in foreign securities involve risks not associated with investing in U.S. securities that can adversely affect the Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in a foreign currencies);

----------
  21
--------------------------------------------------------------------------------

 inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions. Other specific risks of investing in foreign securities include:

       EURO RISK: The Portfolio may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       REGULATORY RISK: In general, foreign companies are also not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies, which could adversely affect their value.

 LIQUIDITY RISK: Certain securities held by the Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like which may cause the Portfolio to lose money or be prevented from earning capital gains.

 DERIVATIVES RISK: The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's average annual total return for 1998 and 1999, the Portfolio's first two years of existence, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception. The table also compares the Portfolio's performance to the returns of a broad based index. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results. The Portfolio's inception date was January 1, 1998.

 CALENDAR YEAR ANNUAL TOTAL RETURN
 ---------------------------------

 [GRAPHIC OMITTED]

     Year            Percentage
 ---------------------------------
     1998               20.07%
     1999               27.75%
 ---------------------------------

 Best quarter:                       Worst quarter:
 17.97% (1999 4th Quarter)           1.35% (1999 1st Quarter)

 AVERAGE ANNUAL TOTAL RETURNS
 ---------------------------------------------------------------------
                                                             SINCE
                                              ONE YEAR      INCEPTION
----------------------------------------------------------------------
 BT International Equity Index Portfolio        27.75%         28.17%*
----------------------------------------------------------------------
 MSCI EAFE Index**                              26.96%         29.29%
----------------------------------------------------------------------

 * Investment operations commenced with respect to Class IA shares on November 24, 1998.

**  For more information on this index, see the preceding section "The
    Benchmarks."

----------
   22
--------------------------------------------------------------------------------

 WHO MANAGES THE PORTFOLIO

 BANKERS TRUST COMPANY ("Bankers Trust"), 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust has been the Adviser to the Portfolio since it commenced operations. Bankers Trust is a wholly-owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets, including investment management. In 1999, Bankers Trust Corporation finalized a merger in which Bankers Trust Corporation was acquired by and became a subsidiary of Deutsche Bank AG.

3
MORE INFORMATION ON PRINCIPAL RISKS

--------
  23
--------------------------------------------------------------------------------

 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

---------
  24
--------------------------------------------------------------------------------

       CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.


       Credit risk is particularly significant for the Portfolios, such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio, that invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios such as the Alliance Growth Investors Portfolio and the Alliance High Yield Portfolio may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.


       INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

       INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

       JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade by S&P and Moody's are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

---------
  25
--------------------------------------------------------------------------------

       CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

       EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

       EURO RISK: Certain of the Portfolios may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

       POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

       REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

       TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

 INDEX-FUND RISK: The BT International Equity Index Portfolio is not actively managed (which involves buying

---------
   26
--------------------------------------------------------------------------------

 and selling of securities based upon economic, financial and market analysis and investment judgment). The BT International Equity Index Portfolio utilizes a "passive" or "indexing" investment approach and attempts to duplicate the investment performance of the particular index the Portfolio is tracking (i.e., MSCI EAFE Index) through statistical procedures. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP AND MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

 VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

---------
  27
--------------------------------------------------------------------------------

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

--------

4
MANAGEMENT OF THE TRUST

---------
   28
--------------------------------------------------------------------------------

 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

 THE TRUST

 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among forty-one (41) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

 CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT

 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(FEE ON ALL ASSETS)


INDEX PORTFOLIO
----------------------------------------------
 BT International Equity Index         0.350%
----------------------------------------------

-----
 29
--------------------------------------------------------------------------------

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                          FIRST        NEXT         NEXT         NEXT
 EQUITY PORTFOLIOS                    $1 BILLION   $1 BILLION   $3 BILLION   $5 BILLION   THEREAFTER
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth               0.900%       0.850%       0.825%       0.800%       0.775%
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            0.650%       0.600%       0.575%       0.550%       0.525%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income              0.600%       0.550%       0.525%       0.500%       0.475%
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value       0.750%       0.700%       0.675%       0.650%       0.625%
------------------------------------------------------------------------------------------------------------------------------------

For one Portfolio (i.e., Warburg Pincus Small Cap Value Portfolio) the Manager has agreed not to implement any increase in the applicable management fee rate (as approved by shareholders) until July 31, 2001, unless the Board agrees that such a management fee increase should be put into operation earlier.

----------
   30
--------------------------------------------------------------------------------

 The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 1999 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 1999 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

 MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 1999

                                        ANNUAL         RATE OF
                                        RATE            FEES
 PORTFOLIOS                           RECEIVED         WAIVED
-------------------------------------------------------------
 EQ/Alliance Premier Growth           0.90%            0.22%
 BT International Equity Index        0.35%            0.11%
 MFS Emerging Growth                  0.55%            0.11%
   Companies
 T. Rowe Price Equity Income          0.55%            0.15%
 Warburg Pincus Small Company         0.65%            0.13%
   Value
------------------------------------------------------------

 EXPENSE LIMITATION AGREEMENT

 In the interest of limiting until April 30, 2001 expenses of each Portfolio, the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions (other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) are limited to the following respective expense ratios:

 EXPENSE LIMITATION PROVISIONS


                                            TOTAL EXPENSES
                                         LIMITED TO (% OF
 PORTFOLIOS                              DAILY NET ASSETS)
-----------------------------------------------------------
 BT International Equity Index                  0.75%
 EQ/Alliance Premier Growth                     0.90%
 MFS Emerging Growth Companies                  0.75%
 T. Rowe Price Equity Income                    0.70%
 Warburg Pincus Small Company Value             0.85%
-----------------------------------------------------------

 Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million;
 (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five (5) fiscal years (or three (3) fiscal years for the EQ/Alliance Premier Growth Portfolio), less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for

----------
  31
--------------------------------------------------------------------------------

 which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without the approval of shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers without obtaining approval of the relevant Portfolio' s shareholders. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934 ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust assets, 0.03 of 1% of the next $3 billion of the total Trust assets; 0.025 of 1% of the next $4 billion of the total Trust assets; and 0.0225% of 1% of the total Trust assets in excess of $10 billion.

 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

 BROKERAGE PRACTICES

 In selecting brokers and dealers, in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.

 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be

----------
   32
--------------------------------------------------------------------------------

 affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

5
FUND DISTRIBUTION ARRANGEMENTS

--------
  33
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares offered by a Prospectus for that class of shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IA shares of the Trust as well as the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase the cost of investing and may cost more than other types of charges.

6
PURCHASE AND REDEMPTION

-----------
     34
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. Market timing strategies are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolios reflect a market timing strategy, we reserve the right to take action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

7
HOW ASSETS ARE VALUED

---------
  35
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

8
TAX INFORMATION

----------
     36
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

---------
  37

9
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. The information for the Class IA and Class IB shares have been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1999 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


--------------------------------------------------------------------------------

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

                                                                                                 CLASS IA
                                                                                          ----------------------
                                                                                               MAY 1, 1999*
                                                                                                    TO
                                                                                             DECEMBER 31, 1999
                                                                                          ----------------------
Net asset value, beginning of period ....................................................         $ 10.00
                                                                                                  -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................            0.02
  Net realized and unrealized gain on investments and foreign currency transactions .....            1.89
                                                                                                  -------
  Total from investment operations ......................................................            1.91
                                                                                                  -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................           (0.01)
  Dividends in excess of net investment income ..........................................               -
  Distributions from realized gains .....................................................           (0.03)
  Distributions in excess of realized gains .............................................               -
  Tax return of capital distributions ...................................................               -
                                                                                                  -------
  Total dividends and distributions .....................................................           (0.04)
                                                                                                  -------
Net asset value, end of period ..........................................................         $ 11.87
                                                                                                  =======
Total return ............................................................................           19.14%(b)
                                                                                                  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................         $28,834
Ratio of expenses to average net assets after waivers ...................................            0.90%(a)(c)
Ratio of expenses to average net assets before waivers (d) ..............................            1.12%(a)(c)
Ratio of net investment income to average net assets after waivers ......................            0.45%(a)(c)
Ratio of net investment income to average net assets before waivers (d) .................            0.23%(a)(c)
Portfolio turnover rate .................................................................              29%
  Effect of voluntary expense limitation during the period: (d)
   Per share benefit to net investment income ...........................................         $  0.01



                                                                                                  CLASS IB
                                                                                          ------------------------
                                                                                                MAY 1, 1999*
                                                                                                     TO
                                                                                              DECEMBER 31, 1999
                                                                                          ------------------------
Net asset value, beginning of period ....................................................          $ 10.00
                                                                                                   -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................................................................             0.01
  Net realized and unrealized gain on investments and foreign currency transactions .....             1.89
                                                                                                   -------
  Total from investment operations ......................................................             1.90
                                                                                                   -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..................................................            (0.01)
  Dividends in excess of net investment income ..........................................                -
  Distributions from realized gains .....................................................            (0.03)
  Distributions in excess of realized gains .............................................                -
  Tax return of capital distributions ...................................................                -
                                                                                                   -------
  Total dividends and distributions .....................................................            (0.04)
                                                                                                   -------
Net asset value, end of period ..........................................................          $ 11.86
                                                                                                   =======
Total return ............................................................................            18.97%(b)
                                                                                                   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................................         $451,323
Ratio of expenses to average net assets after waivers ...................................             1.15%(a)(c)
Ratio of expenses to average net assets before waivers (d) ..............................             1.37%(a)(c)
Ratio of net investment income to average net assets after waivers ......................             0.20%(a)(c)
Ratio of net investment income to average net assets before waivers (d) .................            (0.02)%(a)(c)
Portfolio turnover rate .................................................................               29%
  Effect of voluntary expense limitation during the period: (d)
   Per share benefit to net investment income ...........................................         $   0.01

-----
  38
--------------------------------------------------------------------------------

BT INTERNATIONAL EQUITY INDEX PORTFOLIO:**

                                                                            CLASS IA
                                                           ------------------------------------------
                                                                                 NOVEMBER 24, 1998*
                                                                YEAR ENDED               TO
                                                            DECEMBER 31, 1999     DECEMBER 31, 1998
                                                           ------------------- ----------------------
Net asset value, beginning of period .....................        $11.84              $11.67
                                                                  ------              ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................          0.16                0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........          3.10                0.31
                                                                  ------              ------
  Total from investment operations .......................          3.26                0.34
                                                                  ------              ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................         (0.13)              (0.17)
  Dividends in excess of net investment income ...........         (0.01)                  -
Distributions from realized gains ........................         (0.11)                  -
                                                                  ------              ------
  Total dividends and distributions ......................         (0.25)              (0.17)
                                                                  ------              ------
Net asset value, end of period ...........................        $14.85              $11.84
                                                                  ======              ======
Total return .............................................         27.75%               2.94%(b)
                                                                  ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................        $3,629                $735
Ratio of expenses to average net assets after waivers.....          0.69%(c)            0.59%(a)(c)
Ratio of expenses to average net assets before
  waivers (d) ............................................          0.80%(c)            1.24%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................          1.21%(c)            1.36%(a)(c)
Ratio of net investment income to average net assets
  before waivers (d) .....................................          1.10%(c)            0.71%(a)(c)
Portfolio turnover rate ..................................             7%                  3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (d)
   Per share benefit to net investment income ............        $ 0.03               $0.26



                                                                          CLASS IB
                                                           --------------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31, 1999   DECEMBER 31, 1998
                                                           ------------------- ------------------
Net asset value, beginning of period .....................     $ 11.85              $ 10.00
                                                               -------              -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................        0.10                 0.08
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........        3.15                 1.92
                                                               -------              -------
  Total from investment operations .......................        3.25                 2.00
                                                               -------              -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................       (0.10)               (0.15)
  Dividends in excess of net investment income ...........       (0.02)                   -
Distributions from realized gains ........................       (0.11)                   -
                                                               -------              -------
  Total dividends and distributions ......................       (0.23)               (0.15)
                                                                -------             --------
Net asset value, end of period ...........................     $ 14.87              $ 11.85
                                                               =======              =======
Total return .............................................       27.50%               20.07 %
                                                               =======              =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $94,581              $48,075
Ratio of expenses to average net assets after waivers.....        0.94%(c)             0.84%(c)
Ratio of expenses to average net assets before
  waivers (d) ............................................        1.05%(c)             1.49%(c)
Ratio of net investment income to average net assets
  after waivers ..........................................        0.96%(c)             1.11%(c)
Ratio of net investment income to average net assets
  before waivers (d) .....................................        0.85%(c)             0.46%(c)
Portfolio turnover rate ..................................           7%                    3%
Average commission rate paid .............................
  Effect of voluntary expense limitation during the
   period: (d)
   Per share benefit to net investment income ............     $  0.03              $  0.05

-----
 39
--------------------------------------------------------------------------------

MFS EMERGING GROWTH COMPANIES PORTFOLIO:

                                                               CLASS IA
                                             --------------------------------------------
                                                                    NOVEMBER 24, 1998*
                                                  YEAR ENDED                TO
                                              DECEMBER 31, 1999      DECEMBER 31, 1998
                                             ------------------- ------------------------
Net asset value, beginning of period .......         $ 16.04               $14.18
                                                     -------               ------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) .............            0.01                    -
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ............................           11.83                 1.86
                                                     -------               ------
  Total from investment operations .........           11.84                 1.86
                                                     -------               ------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..................................              -                     -
  Dividends in excess of net investment
   income ..................................              -                     -
  Distributions from realized gains ........           (0.48)                   -
  Distributions in excess of realized
   gains ...................................              -                     -
                                                     -------               ------
  Total dividends and distributions ........           (0.48)                   -
                                                     -------               ------
Net asset value, end of period .............         $ 27.40               $16.04
                                                     =======               ======
Total return ...............................           74.43%               13.12%(b)
                                                     =======               ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........         $46,248               $5,978
Ratio of expenses to average net assets
  after waivers ............................            0.60%(c)             0.60%(a)(c)
Ratio of expenses to average net assets
  before waivers (d) .......................            0.70%(c)             0.79%(a)(c)
Ratio of net investment income to
  average net assets after waivers .........            0.09%(c)            (0.05)%(a)(c)
Ratio of net investment income to
  average net assets before
  waivers (d) ..............................           (0.01)%(c)           (0.24)%(a)(c)
Portfolio turnover rate ....................             184%                  79%
  Effect of voluntary expense limitation
   during the period: (d)
   Per share benefit to net investment
    income .................................         $  0.01               $    -



                                                                      CLASS IB
                                             ----------------------------------------------------------
                                                                                        MAY 1, 1997*
                                                  YEAR ENDED          YEAR ENDED             TO
                                              DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
                                             ------------------- ------------------- ------------------
Net asset value, beginning of period .......       $ 16.04             $ 11.92               $ 10.00
                                                   -------             -------               -------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income (loss) .............         (0.02)              (0.03)                 0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions ............................         11.79                4.15                  2.21
                                                   -------             -------               -------
  Total from investment operations .........         11.77                4.12                  2.23
                                                   -------             -------               -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income ..................................             -                   -                 (0.02)
  Dividends in excess of net investment
   income ..................................             -                   -                     -
  Distributions from realized gains ........         (0.48)                  -                 (0.18)
  Distributions in excess of realized
   gains ...................................             -                   -                 (0.11)
                                                   -------             -------               -------
  Total dividends and distributions ........         (0.48)                  -                 (0.31)
                                                   -------             -------               -------
Net asset value, end of period .............       $ 27.33             $ 16.04               $ 11.92
                                                   =======             =======               =======
Total return ...............................         73.62%              34.57%                22.42%(b)
                                                   =======             =======               =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..........     $1,665,635           $461,307               $99,317
Ratio of expenses to average net assets
  after waivers ............................          0.85%(c)            0.85%(c)              0.85%(a)
Ratio of expenses to average net assets
  before waivers (d) .......................          0.95%(c)            1.04%(c)              1.82%(a)
Ratio of net investment income to
  average net assets after waivers .........         (0.16)%(c)          (0.30)%(c)             0.61%(a)
Ratio of net investment income to
  average net assets before
  waivers (d) ..............................         (0.26)%(c)          (0.49)%(c)            (0.36)%(a)
Portfolio turnover rate ....................           184%                 79 %                 116%
  Effect of voluntary expense limitation
   during the period: (d)
   Per share benefit to net investment
    income .................................         $0.01              $ 0.02                 $ 0.04

-------
  40
--------------------------------------------------------------------------------

T. ROWE PRICE EQUITY INCOME PORTFOLIO:

                                                                         CLASS IA
                                                           -------------------------------------
                                                                               NOVEMBER 24,
                                                                                   1998*
                                                             YEAR ENDED             TO
                                                            DECEMBER 31,       DECEMBER 31,
                                                                1999               1998
                                                           -------------- ----------------------
Net asset value, beginning of period .....................    $ 12.67           $ 13.22
                                                              -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.28              0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.20             (0.09)+
                                                              -------           -------
  Total from investment operations .......................       0.48             (0.03)
                                                              -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.29)            (0.24)
  Distributions from realized gains ......................      (0.52)            (0.28)
                                                              -------           -------
  Total dividends and distributions ......................      (0.81)            (0.52)
                                                              -------           -------
Net asset value, end of period ...........................    $ 12.34           $ 12.67
                                                              =======           =======
Total return .............................................       3.80%            (0.15)%(b)
                                                              =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................     $5,181            $2,415
Ratio of expenses to average net assets after waivers.....       0.60%             0.60%(a)(c)
Ratio of expenses to average net assets before
  waivers (d) ............................................       0.72%             0.79%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................       2.15%             2.45%(a)(c)
Ratio of net investment income to average net assets
  before waivers (d) .....................................       2.03%             2.26%(a)(c)
Portfolio turnover rate ..................................         31%               17%
  Effect of voluntary expense limitation during the
   period: (d)
   Per share benefit to net investment income ............     $ 0.02            $ 0.03



                                                                                CLASS IB
                                                           --------------------------------------------------
                                                                                               MAY 1, 1997*
                                                             YEAR ENDED       YEAR ENDED            TO
                                                            DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                1999             1998              1997
                                                           -------------- ----------------- -----------------
Net asset value, beginning of period .....................   $ 12.67          $ 12.08           $ 10.00
                                                             -------          -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................      0.24             0.22              0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........      0.20             0.87              2.11
                                                             -------          -------           -------
  Total from investment operations .......................      0.44             1.09              2.21
                                                             -------          -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................     (0.25)           (0.22)            (0.09)
  Distributions from realized gains ......................     (0.52)           (0.28)            (0.04)
                                                             -------          --------          -------
  Total dividends and distributions ......................     (0.77)           (0.50)            (0.13)
                                                             -------          -------           -------
Net asset value, end of period ...........................   $ 12.34          $ 12.67           $ 12.08
                                                             =======          =======           =======
Total return .............................................      3.54%            9.11%            22.11%(b)
                                                             =======          =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $273,031        $242,001           $99,947
Ratio of expenses to average net assets after waivers.....      0.85%            0.85%(c)          0.85%(a)
Ratio of expenses to average net assets before
  waivers (d) ............................................      0.97%            1.04%(c)          1.74%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................      1.90%            2.20%(c)          2.49%(a)
Ratio of net investment income to average net assets
  before waivers (d) .....................................      1.78%            2.01%(c)          1.60%(a)
Portfolio turnover rate ..................................        31%              17%                9%
  Effect of voluntary expense limitation during the
   period: (d)
   Per share benefit to net investment income ............    $ 0.02           $ 0.02            $ 0.03

------
 41
--------------------------------------------------------------------------------

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO:

                                                                          CLASS IA
                                                           ---------------------------------------
                                                                                 NOVEMBER 24,
                                                                                     1998*
                                                              YEAR ENDED              TO
                                                             DECEMBER 31,        DECEMBER 31,
                                                                 1999                1998
                                                           ---------------- ----------------------
Net asset value, beginning of period .....................       $10.59             $10.40
                                                                 ------             ------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................         0.03               0.03
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........         0.19               0.23+
                                                                 ------             ------
  Total from investment operations .......................         0.22               0.26
                                                                 ------             ------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................        (0.05)             (0.06)
  Distributions in excess of realized gains ..............            -                  -
  Return of capital distributions ........................            -              (0.01)
                                                                 ------             ------
  Total dividends and distributions ......................        (0.05)             (0.07)
                                                                 ------             ------
Net asset value, end of period ...........................       $10.76             $10.59
                                                                 ======             ======
Total return .............................................         2.07%              2.63%(b)
                                                                 ======             ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................       $2,339               $747
Ratio of expenses to average net assets after waivers.....         0.75%(c)           0.75%(a)(c)
Ratio of expenses to average net assets before
  waivers (d) ............................................         0.84%(c)           0.92%(a)(c)
Ratio of net investment income to average net assets
  after waivers ..........................................         0.40%(c)           0.72%(a)(c)
Ratio of net investment income to average net assets
  before waivers (d) .....................................         0.32%(c)           0.55%(a)(c)
Portfolio turnover rate ..................................          192%               111%
  Effect of voluntary expense limitation during the
   period: (d)
    Per share benefit to net investment income ...........        $0.01              $0.17



                                                                                 CLASS IB
                                                           ----------------------------------------------------
                                                                                                 MAY 1, 1997*
                                                              YEAR ENDED        YEAR ENDED            TO
                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                 1999              1998              1997
                                                           ---------------- ----------------- -----------------
Net asset value, beginning of period .....................    $ 10.61          $ 11.85           $ 10.00
                                                              -------          -------           -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.02             0.05              0.01
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .........       0.17            (1.24)             1.90
                                                              -------          -------           -------
  Total from investment operations .......................       0.19            (1.19)             1.91
                                                              -------          -------           -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................      (0.02)           (0.04)            (0.01)
  Distributions in excess of realized gains ..............          -                -             (0.05)
  Return of capital distributions ........................          -            (0.01)               -
                                                              -------          -------           -------
  Total dividends and distributions ......................      (0.02)           (0.05)            (0.06)
                                                              -------          -------           -------
Net asset value, end of period ...........................    $ 10.78          $ 10.61           $ 11.85
                                                              =======          =======           =======
Total return .............................................       1.80%          (10.02)%           19.15%(b)
                                                              =======          =======           =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................   $149,618         $166,746          $120,880
Ratio of expenses to average net assets after waivers.....       1.00%(c)         1.00%(c)          1.00%(a)
Ratio of expenses to average net assets before
  waivers (d) ............................................       1.09%(c)         1.17%(c)          1.70%(a)
Ratio of net investment income to average net assets
  after waivers ..........................................       0.21%(c)         0.47%(c)          0.26%(a)
Ratio of net investment income to average net assets
  before waivers (d) .....................................       0.12%(c)         0.30%(c)         (0.44)%(a)
Portfolio turnover rate ..................................        192%             111%               44%
  Effect of voluntary expense limitation during the
   period: (d)
    Per share benefit to net investment income ...........      $0.02           $ 0.02            $ 0.03

----------
*     Commencement of Operations

**    Commenced operations on January 1, 1998.

+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(a)   Annualized

(b)   Total return is not annualized.

(c) Reflects overall Portfolio ratios for investment income and non-class specific expense.

(d) For further information concerning fee waivers see the section entitled "Expense Limitation Agreement" in this Prospectus.

10
PRIOR PERFORMANCE OF EACH ADVISER

----------
    42
--------------------------------------------------------------------------------

 The following table provides information concerning the historical performance of another registered investment company (or series) and/or other institutional private accounts managed by each Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of the Advisers in managing substantially similar investment vehicle as measured against specified market indices. This data does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser and should not confuse this performance data with performance data for each of the Trust's Portfolios, which is shown for each Portfolio under the caption "ABOUT THE INVESTMENT PORTFOLIOS."

 Each Adviser's performance data shown below for other registered investment companies (or series thereof) was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. In each such instance, the share prices and investment returns will fluctuate, reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.

 The performance results for the registered investment companies presented below are generally subject to somewhat lower fees and expenses than the relevant Portfolios although in most instances the fees and expenses are substantially similar. In addition, holders of Contracts representing interests in the Portfolios below will be subject to charges and expenses relating to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected.

 The investment results presented below are unaudited. For more information on the specified market indices used below, see the section "The Benchmarks."

-----
 43
--------------------------------------------------------------------------------

ANNUAL RATES OF RETURN OF OTHER FUNDS OR ACCOUNTS MANAGED BY ADVISERS AS OF 12/31/99

The name of the other fund or account managed by the Adviser is shown in BOLD. The name of the Trust Portfolio is shown in (parentheses). The name of the benchmark is shown in italics.

 OTHER FUND OR ACCOUNT MANAGED BY ADVISER (EQAT Portfolio)        1          5          10         Since      Inception
 ----------------------------------------
                                                                Year       Years       Years     Inception      Date
-----------------------------------------------------------------------------------------------------------------------------------
 Benchmark
-----------------------------------------------------------------------------------------------------------------------------------
 ALLIANCE PREMIER GROWTH FUND, INC. - ADVISOR CLASS(4),(7) (EQ/ALLIANCE PREMIER GROWTH PORTFOLIO)
                                                               29.42%       N/A         N/A        38.65%      10/1/96
-----------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                              21.04%       N/A         N/A        21.60%
-----------------------------------------------------------------------------------------------------------------------------------
 BT ADVISORS FUNDS - EAFE EQUITY INDEX FUND - INSTITUTIONAL CLASS(6) (BT INTERNATIONAL EQUITY INDEX PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               27.95%       N/A         N/A        14.07%       1/24/96
-----------------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)                                            26.96%       N/A         N/A        13.88%
-----------------------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH FUND(7) (MFS EMERGING GROWTH COMPANIES PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------------
                                                               41.45%     28.05%      24.72%         N/A       12/29/86
-----------------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                         21.26%     16.69%      13.40%         N/A
-----------------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME FUND(6) (T. ROWE PRICE EQUITY INCOME PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                3.82%     18.59%      14.14%         N/A       10/31/85
-----------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)                                              21.04%     28.51%      18.21%         N/A
-----------------------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY VALUE FUND(7) (WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                7.55%       N/A         N/A        14.21%      12/29/95
-----------------------------------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index(5)                                   (1.49)%      N/A         N/A        10.19%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The S&P 500 Index ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends , if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

(2) The Russell 2000 Index is an unmanaged index that tracks the performance of 2,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks. It is compiled by the Frank Russell Company. 3 The Morgan Stanley Capital International EAFE Index ("EAFE Index") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do no reflect any fees or expenses. The index is not available for actual investment.

(4) Annualized performance for the Advisor Class shares. The Advisor Class shares had a total expense ratio of 1.26% of its average daily net assets for the year ended December 31, 1998. Other share classes have different expenses and their performance will vary.

(5) The Russell 2000 Value Index ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is compiled by the Frank Russell Company.

(6) The annual fees and expenses of the similar registered investment company (or series thereof) (or composite) whose prior performance is shown in the table above were less than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be reduced.

(7) The annual fees and expenses of the similar registered investment company (or series thereof) whose prior performance is shown in the table above were higher than those of the relevant Trust's Portfolio. Consequently, if the Trust Portfolio's annual fees and expenses were used in the calculation of the performance of the similar registered investment company (or composite) that performance would be increased.

----------
    44
--------------------------------------------------------------------------------

 If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


 ANNUAL AND SEMI-ANNUAL REPORTS

 The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The Annual Reports usually includes performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 The SAI, dated May 1, 2000, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-528-0204.

 You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

     Investment Company Act File Number: 811-07953